Disposals and scrapping	12 Months Ended
Jun. 30, 2022
Disposals and scrapping
Disposals and scrapping
10	Disposals and scrapping

		2022	2021	2020
for the year ended 30 June	Note	Rm	Rm	Rm
Property, plant and equipment[1]	19	3 802	7 064	1 431
Goodwill and other intangible assets		2	947	179
Equity accounted investments		—	370	437
Assets in disposal groups held for sale		16 586	67 662	2 563
Inventories		—	814	—
Trade and other receivables		—	174	—
Cash and cash equivalents		—	57	—
Liabilities in disposal groups held for sale		(6 321)	(2 577)	(414)
Long-term debt		—	(2 673)	—
Non-controlling interest		(3 141)	—	—
Long-term financial liabilities		—	(477)	—
Trade and other payables		—	(67)	175
		10 928	71 294	4 371
Total consideration		11 364	73 426	4 285
consideration received		8 484	43 214	4 285
consideration still receivable		127	116	—
fair value of retained investment		2 753	—	—
establishment of Joint operation*		—	30 096	—
		436	2 132	(86)
Realisation of accumulated translation effects		8 024	3 388	801
Net profit on disposal		8 460	5 520	715
Consideration received comprising
Gas – Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)		4 129	—	—
Fuels – Central Termica De Ressane Garcia S.A (CTRG)		2 577	—	—
Gas – Canadian Montney assets		387	—	—
Chemicals America – US LCCP Base Chemicals business		—	29 894	—
Fuels & Chemicals Africa – Air separation units		—	8 051	—
Chemicals America – interest in Gemini HDPE LLC		—	3 456	—
Gas – Gabon oil producing assets		—	424	—
Chemicals Eurasia – ARG Investment		—	316	—
Chemicals Africa – Share in Enaex Africa		—	175	—
Chemicals Eurasia — Investment in Sasol Huntsman GmbH & co KG		—	—	1 506
Chemicals Africa — Partial disposal of Explosives business		—	—	991
Energy — Investment in Escravos GTL (EGTL)		—	—	875
Chemicals Eurasia — Sasol Wilmar Alcohol Industries		—	—	235
Other		1 391	898	678
Consideration received		8 484	43 214	4 285

1Refer to note 9 for detail on the scrapping of property, plant and equipment.

10	Disposals and scrapping continued

Significant disposals and scrappings in 2022

Canadian shale gas assets

On 29 July 2021 Sasol divested of all our interests in Canada. A gain of R4,9 billion mainly due to the realisation of the foreign currency translation reserve (FCTR) was recognised.

European wax business

On 1 March 2022 Sasol sold its European wax business based in Hamburg Germany. A gain mainly on the reclassification of the FCTR of R2,9 billion was recognised.

Central Térmica de Ressano Garcia S.A. (CTRG)

The divestment of our full shareholding in CTRG, the gas-to-power plant located in Ressano Garcia, Mozambique, to Azura Power Limited for a consideration of R2,6 billion (US$163,8 million). The transaction closed on 28 April 2022. A profit of R156 million has been recognised on the divestment.

Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)

On 29 June 2022 the sale of 30% of our interest in ROMPCO was successfully completed. The loss of voting and contractual rights associated with the transaction resulted in the group losing control over ROMPCO and the derecognition of all the assets and liabilities of the subsidiary. Sasol has retained a 20% equity stake in ROMPCO which has been measured at fair value at the transaction date, which references to the transaction price. This is considered a level 3 fair value input. The proceeds on the disposal was an initial amount of R4,1 billion and a contingent consideration of up to R1 billion, which is payable if certain agreed milestones are achieved by 30 June 2024. The fair value of the contingent consideration is valued at zero considering the low probability of meeting the milestones as assessed on the transaction date. A profit of R3,7 billion on the disposal has been recognised of which R1,9 billion relates to the fair value adjustment on retained interest. Refer to note 21.

Significant disposals and scrappings in prior periods

US LCCP Base Chemicals business*

On 1 December 2020 the sale of 50% of our interest in the US LCCP Base Chemicals business was successfully concluded through the creation of the 50/50 owned Louisiana Integrated Polyethylene JV LLC (LIP). The proceeds on the disposal was approximately R30 billion (US$2 billion), resulting in a loss on disposal of R1,1 billion, the loss was mainly attributable to further clarification of the transaction perimeter subsequent to the held for sale classification. This did not impact the value of the remaining business materially. A corresponding gain on the reclassification of foreign currency translation reserve of R3,1 billion was also recognised. Sasol’s 50% interest in LIP is accounted for as a joint operation and Sasol’s share of assets and liabilities held jointly, revenue from the sale of its share of output and expenses are reflected within the Sasol results from 1 December 2020 in terms of IFRS 11 ‘Joint Arrangements’. Refer note 22.

10	Disposals and scrapping continued

Air separation units

The sale of Sasol’s sixteen air separation units (ASUs) and associated business located in Secunda was concluded on 24 June 2021, resulting in a profit on disposal of R2 726 million. As part of the transaction, the Group entered into a supply contract for the supply of gas for 15 years. In determining whether the gas supply agreement was a lease or a supply contract, management applied judgement. The most significant judgement is that Air Liquide has taken full ownership and overall responsibility for managing the ASUs to maintain the agreed quantity and quality of gases supplied to Sasol.

Interest in Gemini HDPE LLC

The divestment of our 50% equity interest in the Gemini HDPE LLC successfully closed on 31 December 2020. Sasol recognised a profit on disposal of R683 million and a corresponding gain on reclassification of foreign currency translation reserve of R246 million.

Gabon oil producing assets

The sale of Sasol’s 27,8% working interest in the Etame Marin block offshore Gabon (producing asset with proven reserves), as well as Sasol’s 40% non-operated participating interest in Block DE-8 offshore Gabon (exploration permit) was concluded on 25 February 2021 and 4 May respectively. Sasol recognised a profit on disposal of R145 million and a corresponding gain on reclassification of foreign currency translation reserve of R132 million.

Share in Enaex Africa

The sale of 26% of Sasol’s 49% interest in Enaex Africa (Pty) Ltd to Afris Subco (Pty) Ltd, resulting in a loss of R115 million. After the transaction, Sasol’s remaining interest in Enaex Africa (Pty) Ltd is 23%.

Investment in Sasol Huntsman GmbH & co KG

The divestment from our 50% equity interest in the Sasol Huntsman maleic anhydride joint venture was concluded on 30 September 2019, resulting in a profit on disposal of R936 million, including the reclassification of the foreign currency translation reserve of R475 million.

Explosives business

Sasol has concluded the transaction to sell a 51% share in the explosive business to Enaex, and on 1 July 2020, Enaex Africa in association with Sasol, officially started operating in South Africa and on the African Continent. Sasol recognised a loss on the disposal of R46 million.

Sasol Wilmar Alcohol Industries

The sale of Sasol’s share in Sasol Wilmar Alcohol Industries was concluded in December 2019, resulting in a profit on disposal of R47 million, including the reclassification of the foreign currency translation reserve of R56 million.

10	Disposals and scrapping continued

Escarvos GTL (EGTL)

Sasol sold its indirect beneficial interest in EGTL plant in Nigeria to Chevron. The transaction released Sasol from associated company guarantees and other obligations. A profit on disposal of R705 million was recognised, including the reclassification of the foreign currency translation reserve of R268 million. Sasol will continue to support Chevron in the performance of the EGTL plant through ongoing catalyst supply, technology and technical support.